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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2001



                                  TEKGRAF, INC.
             (Exact name of registrant as specified in its charter)


             GEORGIA                     000-23221               58-2033795
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                           980 Corporate Woods Parkway
                          Vernon Hills, Illinois 60061
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 913-5888

                                      None
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On December 1, 1999, we entered into a Loan Agreement with William M. Rychel pursuant to which we loaned Mr. Rychel a total of $1,775,000 to purchase from certain shareholders a total of 806,983 shares of our common stock. The loan was due on December 1, 2000. On December 1, 2000, we entered into an amendment to the loan agreement with Mr. Rychel that extended the due date of the loan until December 1, 2001, and on November 30, 2001 we entered into a second amendment to the Loan Agreement that extended the due date of the loan until December 1, 2002. The Second Amendment is filed as an exhibit to this Report.

         The interest rate on the loan, which remains unchanged, is at a rate that is 0.25% above the rate paid from time to time by us under our current bank loan agreement. The loan continues to be secured by the shares that Mr. Rychel purchased with the proceeds of the loan, as more fully described in our Proxy Statement filed on April 2, 2001 under the caption "Certain Relationships and Related Transactions-Transactions with Mr. Rychel."

         As consideration for extending the term of the loan, Mr. Rychel entered into a Non-Competition and Confidentiality Agreement pursuant to which Mr. Rychel agreed to certain restrictions on his ability to compete with us during the term of his employment and one year thereafter and certain other agreements protecting our confidential information and intellectual property. The Non-Competition and Confidentiality Agreement is filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.
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
         10.1 Loan Agreement between William M. Rychel and Tekgraf, Inc. dated December 1, 1999 (incorporated by reference from Exhibit 8 to Schedule 13-D filed on January 14, 2000).

         10.2 Amendment No. 1 to Loan Agreement between William M. Rychel and Tekgraf, Inc. dated as of December 1, 2000 (incorporated by reference from Exhibit 10.2 to Form 8-K dated December 1,
                  2000).

         10.3 Amendment No. 2 to Loan Agreement between William M. Rychel and Tekgraf, Inc. dated as of November 30, 2001.

         10.4 Non-Competition and Confidentiality Agreement between William M. Rychel and Tekgraf, Inc. dated as of November 30, 2001.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TEKGRAF, INC.


Date:  November 30, 2001                By:     /s/  Thomas M. Mason
                                             -------------------------------
                                             Thomas M. Mason
                                             Chief Financial Officer


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                             INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
10.3              Amendment No. 2 to Loan Agreement between William M. Rychel and Tekgraf, Inc. dated as of November 30, 2001.

10.4              Non-Competition and Confidentiality Agreement between William
                  M. Rychel and Tekgraf, Inc. dated as of November 30, 2001.


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